December  22, 2009       INSTITUTIONAL CLASS SHARES

                                    CLASS A SHARES

The American Independence Funds

                                                                                              Fusion Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus

Inside This Prospectus

Descriptions of the fund's goal, strategy, and main risks, along with information on costs, and the individuals who manage the fund.

About the Fund	American Independence Fusion Fund	1

How to Invest	How To Buy Fund Shares	16
	How To Sell and Exchange Fund Shares	17
	Shareholder Services and Policies	18
	Information, instructions, and policies to know	19
	about your fund account and transactions
	Distributions and Taxes	23
	Financial Highlights	24
	Notice of Privacy Policy	26

TICKER SYMBOL   | Institutional Class Shares - AFFSX

 Class A Shares – AFFAX

CUSIP NUMBER     I Institutional Class Shares -026762450

Class A Shares – 02662433

Fusion Fund

The Fund’s investment objective is long-term capital appreciation across a wide variety of market conditions, with the goal of providing longer term investors better returns with less volatility than the broad equity market averages across a full market cycle.

MAIN STRATEGIES

To achieve its investment objective, the Fund applies proprietary quantitative and trading methodologies to invest in equities and exchange-traded funds (“ETFs”) representing: both U.S. and overseas debt and equity securites.  The Fund will only invest in debt securities of Government and Government secured bonds.  ETFs typically are open-end investment companies which track securities indices or baskets of securities.  The expenses associated with investing in ETFs are typically lower than the expenses associated with investing in all of the underlying securities which comprise the indices that the ETFs track.  The Fund’s assets may be allocated among the different types of ETFs at the Adviser’s discretion. Management considers the primary benchmark of the Fund to be the Consumers Price Index * (CPI). As of October 2009, the CPI was -0.20% for the trailing 12 months. The S&P 500 is presented as a benchmark in compliance with SEC regulations.

Under normal market conditions, the Fund will allocate its assets among securities of various regions and countries, including the United States.  The Fund’s portfolio may include securities in both developed and emerging markets in Europe, the Far East, the Middle East, Africa, Australia, Latin America and North America.  The Fund may invest up to 150% net long and 50% net short.  The long and short investment will occur at the same time. The Fund may also invest up to 30% of its net assets in U.S. Government zero-coupon bonds.   In addition, the Fund’s investments may include other investment companies in accordance with the requirements of the Investment Company Act of 1940, as amended.

The sub adviser’s bottom up and top-down strategies and methodologies are designed to profit from market trends in both directions in these asset classes. Specifically, the sub-adviser will take long positions, or buy securities, that the sub adviser deems attractive and take short positions in, or sell and/or sell short securities, in securities that the sub adviser deems unattractive.  The sub adviser also actively employs the use of cash and cash equivalents in an attempt to both sidestep market declines as well as lower overall portfolio volatility.

The Fund may employ both leveraged investment techniques as well as short positions on target securities which allow the Fund a net exposure which can range from 150% net long to 50% net short in its portfolio. Such extremes however, will be uncommon. The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Additionally, the Fund may make short-term investments in cash, cash equivalents and short-term debt securities and/or money market instruments in response to adverse market, economic or political conditions (see “More about the Fund,” below).

* The Consumer Price Index (CPI) is a measure of the average change in prices over time of goods and services purchased by households.  The Bureau of Labor Statistics publishes CPIs for two population groups:  (1) the CPI for Urban Wage Earners and Clerical Workers (CPI-W), which covers households of wage earners and clerical workers that comprise approximately 32 percent of the total population and (2) the CPI for All Urban Consumers (CPI-U) and the Chained CPI for All Urban Consumers (C-CPI-U), which cover approximately 87 percent of the total population and include in addition to wage earners and clerical worker households, groups such as professional, managerial, and technical workers, the self- employed, short-term workers, the unemployed, and retirees and others not in the labor force. The CPIs are based on prices of food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, drugs, and other goods and services that people buy for day-to-day living.  The CPI will be used as a secondary benchmark.

Main types of securities the Fund may hold

> Common stocks of companies traded on major stock exchanges

> Fixed income securities

> U.S. Government Zero Coupon Bonds

> Short term money market securities

> Exchange-traded funds (“ETFs”) or derivatives that serve this same purpose such as options and futures. To the   extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

> Foreign securities

> Other Investment Companies

> Futures Contracts, Swaps, options and other types of derivative instruments

RISK FACTORS

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

Management Risk.  The ability of the Fund to meet its investment objective is directly related to the sub-adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk.  The market value of a security may move up or down, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  During 2008, U.S. and international markets experienced significant volatility.  The fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties.  Concerns have spread to domestic and international equity markets.  In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company.  As a result of this significant volatility, many of the following risks associated with an investment in the Fund may be increased.  The U.S. government has taken numerous steps to alleviate these market concerns.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

Quantitative Investment Strategies Risk. Quantitative strategies, including statistical arbitrage, are highly complex, and, for their successful application, require relatively sophisticated mathematical calculations and relatively complex computer programs. Such strategies are dependent on various computer and telecommunications technologies and upon adequate liquidity in markets traded. The successful execution of these strategies could be severely compromised by, among other things, a diminution in the liquidity of the markets traded, telecommunications failures, power loss and software-related “system crashes.” These strategies are also dependent on historical relationships that may not always be true and may result in losses.  In addition, the “slippage” from entering and exiting positions (i.e., the market impact of trades identiﬁed by the quantitative strategies) may be signiﬁcant and may result in losses.

ETF and Investment Company Risk. The Fund may invest in shares of other investment companies.

Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss. If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.  ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks.  ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index.  Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.  Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

Equity Market Risk.  The Fund invests  in common stocks.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change.  These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Small-, Medium- and Large-Sized Companies Risk.    Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies.  Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.  Securities of those companies may have limited market liquidity and their prices may be more volatile.  Although diminished in large-sized companies, the risks of investing in all companies include business failure and reliance on erroneous reports.  Small- and medium-sized companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-sized companies.

Foreign Securities and Currency Risk.   The Fund may invest in securities of foreign issuers of any size and foreign securities traded on a national securities market.

Depositary Receipts.  The Fund may invest in securities of foreign issuers in the form of depositary receipts, including American Depository Receipts (“ADRs”) which are securities representing securities of foreign issuers.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  For purposes of the Fund’s investment policies, ADRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR representing ownership of common stock will be treated as common stock.

Risks of Investing in Foreign Securities.  Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the U.S.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the securities’ assets denominated in that currency.  Such changes will also affect the securities’ income.  The value of the securities’ assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes.  The interest and dividends payable on certain of the securities’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to shareholders, including the Fund.

Costs.  To the extent that securities in which the Fund invests is invested in foreign securities, the securities’ expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets.  The securities in which the Fund invests may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict an securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Bond Market Risk.  Some of the securities or other investment companies in which the Fund may invest are invested in a broad range of bonds or fixed-income securities.  To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates.  Typically, when interest rates rise, the fixed-income security’s market value declines (interest-rate risk).  Conversely, when interests rates decline, the market value of a fixed-income security rises. A fixed-income security’s value can also be affected by changes in the security’s credit quality rating or its issuer’s financial condition (credit quality risk).  This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, government fiscal policy and domestic or worldwide economic conditions.

Zero-Coupon Bond Risk.  The Fund may invest up to 30% of net assets in zero-coupon bonds.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

Non-Diversified Fund Risk.  The Fund is “non-diversified” and therefore not required to meet certain diversification requirements under federal laws.  The Fund may invest a greater percentage of its assets in the securities of an issuer.  However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Tax Risk.  The Fund’s short sales will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules) the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders.  Due to the nature of the Fund’s investment strategies and expected high portfolio turnover rate, as discussed in this Prospectus, distributions of the Fund’s net investment income may likely be short-term capital gains that are taxable at ordinary income rates (currently as high as 35%).

Short Sale Risk.  The Fund is subject to short sale risk.  Short selling shares of securities may result in the Fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders.  Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale.  . In order to establish a short position in a security, the Fund must ﬁrst borrow the security from a lender, such as a broker or other institution. The Fund may not always be able to obtain the security at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After short selling a security, the Fund may subsequently seek to close this position by purchasing and returning the security to the lender on a later date. The Fund may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price.  In addition, the Fund may be prematurely forced to close out a short position if the lender demands the return of the borrowed security. The Fund incurs a loss as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date when the Fund replaces the security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.  Further, if other short sellers of the same security want to close out their positions at the same time, a “short squeeze” can occur. A short squeeze occurs when demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Fund will need to replace the borrowed security at an unfavorable price, thereby increasing the likelihood that the Fund will lose some or all of the potential proﬁt from, or incur a loss on, the short sale. Furthermore, taking short positions in securities results in a form of leverage. Leverage involves special risks described under “Derivatives Risk”.

The Board of Trustees (the “Board of Trustees”) has considered the Fund’s short sales strategy and its attendant risks and has determined that the strategy does not impair the Fund’s ability to meet redemptions or meet other regulatory requirements.  The Board of Trustees has adopted policies and procedures, and regularly reviews the adequacy of those policies and procedures, to ensure that the Fund’s short positions are continuously monitored, comply with regulatory requirements and are in the best interests of the Fund’s shareholders

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that signiﬁcantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.  Taking short positions in securities and investing in derivatives will each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in short selling and derivative transactions and are required to identify and earmark assets to provide asset coverage for short positions and derivative transactions.  The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

U.S. Government Obligations Risk.  U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury.  Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%) and could increase brokerage commission costs.  To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund.  Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains taxed at ordinary income rates.

FUND PERFORMANCE

The Fusion Fund commenced operations on December 22, 2009; therefore, it does not have calendar year or quarterly performance data to report. RISK/RETURN SUMMARY AND FUND EXPENSES

This fund does not yet have performance information or financial highlights to show in this prospectus.

The returns for Class A and Class I will differ because of differences in expenses of each class.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your account)	Class A Shares	Institutional Class Shares
Maximum sales charge (load) imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum deferred sales charge (as a percentage of the Nest Asset Value at purchase)	None	None
Redemption Fee	None	None

ANNUAL FUND OPERATING EXPENSES
Management Fee	1.40%	1.40%
Distribution (12b-1) and Service Fees (4)	0.50%	None
Other Expenses (2)	2.55%	2.55%
Acquired Fund Fees and Expenses (5)	0.19%	0.19%
Total Annual Fund operating Expenses Before Reductions	4.64%	4.14%
Expense Reductions (3)	-2.05%	-2.05%
Total Annual Fund Operating Expenses After Reductions (6)	2.59%	2.09%

(1)     Class A shares that are purchased in amounts of $1,000,000 or more will be assessed a 1.0% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)     Other Expenses are based on estimated amounts for the current fiscal year restated.

(3)     AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses (excluding interest expense) at 2.59% for Class A Shares and 2.09% for the Institutional Class Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(4)     The Board approved a Rule 12-b1 plan with a 0.25% distribution fee for Class A. In addition, the Board approved a Shareholder Services Plan for Class A shares which would provide for a fee paid monthly at an annual rate of up to 0.25%.

(5)     The Fund is required to disclose “Acquired Fund Fees and Expenses” in the above fee table.  Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund.  Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value.  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.  Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 2.40% for the Class A Shares and 1.90% for the Institutional Class Shares respectively.

(6)     Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses do not exceed 2.40% of the Fund’s average net assets for the Class A Shares and1.90% of the Fund’s average net assets for the Institutional Class Shares. The contractual expense limitation does not apply to “Acquired Fund Fees and Expenses.”  The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense cap.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.

It also assumes that you invested $10,000, earned 5% annual returns and reinvest all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

	1 Year	3 Year
Institutional Class Shares	$212	$1,071
Class A Shares	$481	$1,414

Principal Investment Risks

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

The Fund is affected by changes in the U.S. or foreign economies, or in individual securities.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Fund's investment objective will be achieved.

American Independence Financial Services, LLC (“AIFS” or the “Investment Adviser”) may change the index against which a Fund’s performance is measured at any time, subject to review by the Fund’s Board of Trustees.

The Fund may invest in securities issued by the U.S. government, its agencies or sponsored enterprises. Although U.S. government securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies, authorities and instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while others, such as FNMA, Freddie Mac and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities, or sponsored enterprises if it is not obliged to do so by law.

Additional Risks of the American Independence Funds

Repurchase Agreement risk Repurchase Agreements carry the risk that the other party may not fulfill its obligations under the Agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

The Fund's investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of the Fund, the Fund's limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Fund’s risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Fund’s Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Fund may purchase.

The Investment Adviser

The investment adviser for the Fund is American Independence Financial Services, LLC (“AIFS” or the “Adviser”). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing the Fund’s portfolio in accordance with the Fund’s goal and policies.  In exchange for providing these services, the Adviser receives a management fee from the fund. The management fee for the Fusion Fund will be 1.40%.

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets until March 1, 2011:

Fusion Fund Institutional Class	1.90%
Fusion Fund Class A Shares	2.40%

Investment Adviser

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to the Fund.

AIFS has oversight responsibility for the day -to-day management of the Fund. Day to day oversight of the Fund is the responsibility of Mr. T. Kirkham Barneby.

AIFS has overall supervisory responsibilities for the general management and investment of the New Serie’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.

(a)     setting the New Series’ investment objective;

(b)     evaluating, selecting and recommending a Sub-Adviser to manage the New Series’ assets if it finds it appropriate;

(c)     monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the New Series; and

(d)     implementing procedures to ensure that the Sub-Adviser complies with the New Series’ investment objectives, policies and restrictions

 Mr. T. Kirkham Barneby joined AIFS in 2008 as Chief Strategist & Portfolio Manager, Taxable Fixed Income.  At AIFS he utilizes a proprietary discipline, grounded in the economic theory of interest rate behavior, to manage interest rate exposure or risk.  From 2004-2008 Mr. Barneby was a Managing Member of Old Iron Hill Capital Management, LLC employing quantitatively-oriented fixed income and multi-strategy investment approaches.  Previously, he headed an investment group at UBS in New York that managed equity and bond portfolios with roughly $7 billion in assets.  Earlier, in the 1980s, Mr. Barneby was part of a team at Continental Can that made asset allocation decisions for the company’s pension plan.  He began his career in the Economics Department at First National City Bank (Citibank).

Sub-Adviser

Holmgren Capital Management, LLC (“HCM”), 335 Madison Avenue, Mezzanine, New York, NY 10017, is a registered investment adviser specializing in the management of global alternative and institutional strategies. HCM will serve as the Sub-Adviser to the Fund. The Sub-Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Funds' assets.  HCM currently has assets under management of $15 million. Mr. John J. Holmgren, Mr. Frank A. Vallario and Mr. Michael Holmgren will act as the lead portfolio managers to the AIFS Fusion Fund. As such, they will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Vallario will be responsible for the management of the portfolio supported by the HCM investment management team.

Mr. John Holmgren – President and Chief Investment Officer of HCM. He joined AIFS in 2008 as Chief Investment Officer – Equities and founded HCM. He is responsible for the oversight, development and implementation of equity strategies.  He  was Chief Investment Officer and Chief Executive Officer of DSI International Management, Inc (DSI) from 2003-2007 which was acquired by UBS (Paine Webber) in 1999.  Mr. Holmgren was a Managing Director at UBS and sat on the various UBS Global AM and O’Connor Investment and Management Committees .  From 1999-2007as COO he was the COO of DSI and a Managing Director of  UBS.  He worked closely with the other senior members of UBS Global AM leadership to ensure investment and logistical priorities were met.  He began his financial markets career as a registered representative with Ascher Decision, a broker dealer (1983 to 1986).  From 1986 to 1988, he was a product developer and marketing representative for Decision Services, Inc., an independent economic and securities research firm.  In 1987 he was one of the original founders of DSI International Management.  From 1988 to 1997, he was the founder and President of DSC Data Services, Inc., an independent, quantitative research firm. From 1997 until 2000 he was the COO and a Portfolio Manager at DSI.

Mr. Michael Holmgren – Vice President and Portfolio Manager of HCM. He joined AIFS and founded HCM in 2008 and is responsible for the development and implementation of quantitative investment product.  He was Chief Operating Officer of DSI from 2005 -2007 and a member of the portfolio management team.  Mike Holmgren was responsible for investment operations and portfolio implementation of the DSI business group within UBS Global AM.  DSI was a key provider of global quantitative risk controlled and long/short equity products within UBS Global Asset Management.  He joined DSI International Management, Inc. in 1988 as an analyst to develop, operate and enhance the global equity databases and portfolio simulation processes.  Prior to joining DSI, he worked in product development at Decision Services, an independent economic and securities firm.

Mr. Frank Vallario – Vice President and Portfolio Manager of HCM. He joined AIFS as a Portfolio Manager and founded HCM in 2008.  Previously, he was a member of the portfolio management team for DSI, responsible for managing the group’s U.S. risk controlled and U.S. long/short equity products.  His other responsibilities included stock selection research, alternative portfolio construction, product development and performance attribution for the group’s global risk controlled and long/short equity products.  He began his career in 1995 in the capital markets division of PaineWebber, Inc.  In 1996, Mr. Vallario joined the asset management division’s Quantitative Investments Group as a portfolio manager.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

How to Invest

In this section, you will find information on how to invest in the Fund, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder. You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Purchasing and Adding to Your Shares

You may purchase shares of the Fund through Foreside Distribution Services, LP (the “Distributor”) or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cutoff time for purchase and sale requests. Shares of the Fund may not be available for sale in all states. Consult your investment representative or institution for specific information.

Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)     trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement,

(2)     any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, and

(3)     other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

The minimum initial investment amount for the Institutional Class Shares is $1,000,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Anti-Money Laundering Program" at the end of this section and the "Market Timing Policies" section.

Class A Shares of the Fund is offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more a CDSC of .50% will be assessed if redeemed within one year of purchase and .25% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A Shares is $5,000. Subsequent investments are $250.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

Orders received by your broker or Service Organization for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day which is currently 4:00 p.m. Eastern Time, will become effective that day.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the Broker-Dealer the full front-end sales charge.

Fusion Fund
Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $100,000	2.25%	2.30%	2.00%

$100,000 to $249,999	1.50%	1.52%	1.25%

$250,000 to $499,999	1.25%	1.27%	1.00%

$500,000 to $999,999	1.00%	1.01%	.75%

$1,000,000 and over(1)	0.00%	0.00%	.50%

(1)   We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or .05% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Share Sales Charge Reductions

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

> You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

> You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

> By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

> Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

> You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

> a family unit, including children under the age of twenty-one or single trust estate;

> a trustee or fiduciary purchasing for a single fiduciary relationship; or

> the members of a “qualified group,” which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $200,000 in this Fund in installments over the next year, by signing a letter of intent you would pay only 1.50% sales load on the entire purchase. Otherwise, you might pay 2.25% on the first $100,000, then 1.50% on the next $100,000!

CDSC Waivers

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

  Current and retired employees, directors/trustees and officers of:
  American Independence Financial Services, LLC and its affiliates; and
  Family members of any of the above.
  Current employees of:
  The National Basketball Players Association;*
  Broker-dealers who act as selling agents; and
  Immediate family members (spouse, sibling, parent or child) of any of the above.

* The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fees

The Fusion Fund has adopted a plan that allows its Class A Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares.  The fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets.  These fees consist of up to 0.25% for distribution services and expenses of the Class A assets, and up to 0.25% for shareholder services.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the Fund’s prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments

In the case of any one financial intermediary, Distribution Related payments generally will not exceed the sum of 0.15% of that financial intermediary’s total ales of the Funds, an 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

How to Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS	WEB SITE
By mail or express delivery
> Complete and sign an application (if you	> Make out an investment check to	www.aifunds.com
need an application, you may download it	American Independence Funds
from the web site or call 1-888-266-8787)	> There is a $250 minimum on additional
investments to your account.
> Send the application to us at the
appropriate address, along with an	> Return a deposit stub or write a letter that	REGULAR MAIL
investment check made out to "American	includes your name, account number, the
Independence Funds"	amount of your investment, and the fund	American Independence Funds
	name and share class	P.O. Box 8045
Boston, MA 02266-8045
> Sign the letter, enclose the check, and
mail it to the appropriate address
By wire
> Call 1-888-266-8787 for instructions	> Call 1-888-266-8787 for instructions before	EXPRESS, REGISTERED, OR
before wiring any money	before wiring any money	CERTIFIED
By phone
> Initial investments cannot be made by	> To use this service, call 1-888-266-8787 to	American Independence Funds
phone. Please complete and mail an	verify that the service is in place, then	c/o Boston Financial Data Services
application to the appropriate address.	using the voice prompts you may place	30 Dan Road
	your purchase order	Canton, MA 02021

	> Prior to placing a purchase order by phone	*NOTE:
via ACH transfer, you must first have your
	bank account instructions established on	A signature guarantee is required
	your account. If you did not select this	in order to add bank account
	option when establishing your account,	instructions to your account.
verify that your bank is a member of the
Automated Clearing House system. You
may then download and complete an
Additional Services Request Form*
available at www.aifunds.com or call us
at 1- 888-266-8787 to have one mailed
to your address of record
FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Automatic investment plan
> You can enroll in the automatic	>To make changes to your automatic investment.
investment plan by completing the	plan you may do so online at www.aifunds.com.
appropriate section on the application.	If you did not select this option when
establishing your account, verify that your bank
is a member of the Automated Clearing House
system.

> You may then download and complete an
Additional Services Request Form* available at
www.aifunds.com or call us at 1- 888-266-8787
to have one mailed to your address of record

How to Sell or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES	WEB SITE
Be sure to obtain and read a current	Some sell orders, including those for more
prospectus for the fund you are exchanging	than $100,000, must be placed in writing	www.aifunds.com
into. For additional information please	with a signature guarantee (see page 36).
contact us at 1-888-266-8787	There is a $25 minimum on exchanges of	REGULAR MAIL
fund shares.
By fax		American Independence Funds
> Send a fax to 1-877-513-1129 that	> Write a letter that includes your account	P.O. Box 8045
includes your account number, the fund	number, the fund and share class, and the	Boston, MA 02266-8045
and share class you are exchanging out	dollar value or number of shares to be
of, the dollar value or number of shares to	sold	EXPRESS, REGISTERED, OR
be exchanged, and the name and share	> Have the letter signed by all account	CERTIFIED
class of the fund you are exchanging into.	owners, with the name(s) and address
> Have the fax signed by all account	exactly as they are on the account	American Independence Funds
owners, with the name(s) and address	> Mail or fax the letter to the	c/o Boston Financial Data Services
exactly as they are on the account.	appropriate address	30 Dan Road
	> Fax number for Exchanging/Selling/Update	Canton, MA 02021
to the Funds is 1-877-513-1129
By mail or express delivery		*NOTE:
> Write a letter that includes your account	> Write a letter that includes your account
number, the fund and share class you are	number, the fund and share class, and the	A signature guarantee is required
exchanging out of, the dollar value or	dollar value or number of shares to be	in order to add bank account
number of shares to be exchanged, and	sold	instructions to your account.
the name and share class of the fund you	> Have the letter signed by all account
are exchanging into	owners, with the name(s) and address
> Have the letter signed by all account	exactly as they are on the account
owners, with the name(s) and address	> Mail the letter to the appropriate
exactly as they are on the account	address
> Mail the letter to the appropriate address
EXCHANGING INTO ANOTHER FUND BY	SELLING SHARES
phone, wire, or ACH
> Call 1-888 -266-8787 to request an	> To use this service, call 1-888-266-8787 to
exchange	verify that the service is in place, then using
the voice prompts you may place your sell
order
> Prior to placing a sell order by phone via
wire or ACH transfer, you must first have you
bank account instructions established on your
account. If you did not select this option when
establishing your account, verify that your bank
is a member of the Automated Clearing House
system. You may may then download and complete
Additional Services Request Form* available at
www.aifunds.com or call us at 1-888-266-8787 to
have one mailed to your address of record
> Telephone redemption to your address of record
is available unless you declined it on your
application
> Minimum sell order for wire is $1,000,
for ACH transfer $100
Systematic withdrawal plan
> You can enroll in the systematic withdrawal	> If you did not select this option when
plan by completing the appropriate section	establishing your account, verify that your bank
on the application. You must have a	is a member of the Automated Clearing House
minimum balance of $10,000 to set up	system. You may then download and complete
your systematic withdrawal plan.	an Additional Service Request Form* available
Withdrawals can be for as little as $100	at www.aifunds.com or call us at 1-888-266-8787
each.	8787 to have one mailed to your address of record

Shareholder Services and Policies

As an American Independence Fund’s shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266 -8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans

A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdale Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund.

Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266 -8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bimonthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principal in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

POLICIES ABOUT TRANSACTIONS

Business hours The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed You can place an order to buy or sell shares at any time. A purchase request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sale charge or redemption fee. Because any order you place through an investment advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us.

Wire transaction policies Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on pages 24 through 27.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1- 888-266 - 8787 or contact your financial advisor for more information.

Our Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government -issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account.

To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee

There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

  when you want to sell more than $100,000 worth of shares
  when you want to send the proceeds to a third party
  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell

Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

  when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)
  when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Fund calculates share prices The price at which you buy and sell shares of the Fund is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each fund and share class every day the Funds are open for business. With each fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Trust's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short- term trading that may disadvantage long-term Fund shareholders. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated with Excessive or Short-Term Trading To the extent that the Fund or agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund reserves the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If the Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders.

The Fund and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Fund may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the Fund values its holdings We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates We do not issue share certificates.

Other Rights We Reserve

You should be aware that we may do any of the following:

  reject your account application if you fail to give us a correct Social Security or other tax ID number withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.
  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)
  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares withdraw or suspend the offering of shares at any time
  reject any order we believe may be fraudulent or unauthorized reject or limit purchases of shares for any reason
  reject a telephone redemption if we believe it is advisable to do so

Dividends, Distributions and Taxes

Any income the Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Fusion Fund are paid annually. Capital gains for the Fund are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long- term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares. Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

SERVICE PROVIDERS

Management and support services are provided to the Fund by several organizations:

Investment Adviser and Administrator:

American Independence Financial Services, LLC

335 Madison Avenue, Mezzanine

New York, NY 10017

Custodian:  BNY Mellon

135 Santilli Highway

Everett, MA  02149

Prime Broker – Pershing, LLC

One Pershing Plaza

Jersey City, NJ  07399

Transfer Agent: Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

Distributor: Foreside Distribution Services, L.P.
Ground Floor
Two Portland Square
Portland, ME 04101

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1). We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

- Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

- Account History, including information about the transactions and balances in a customer's accounts; and

- Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

- As Authorized -- if you request or authorize the disclosure of the information.

- As Permitted by Law -- for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

- Under Joint Agreements -- we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

- to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

- to maintain physical, electronic and procedural safeguards that complies with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

 (1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports The Funds’ annual and semi-annual reports, when available, contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.aifunds.com or writing to:

American Independence Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.aifunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room of the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

AIFGLSF 7/09